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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 29, 2005

                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           DELAWARE                        0-27915               33-0852923
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Employment Agreement for New Chief Executive Officer
     ----------------------------------------------------

     On August 3, 2005, Genius Products, Inc. (the "Company") and Trevor Drinkwater entered into an employment agreement (the "CEO Employment Agreement"), pursuant to which Mr. Drinkwater agreed to serve as Chief Executive Officer of the Company.

     Mr. Drinkwater is employed by the Company at-will and his employment may be terminated by the Company at any time. Mr. Drinkwater's annual salary during his employment under the CEO Employment Agreement is $275,000. Mr. Drinkwater will be provided an $800 monthly auto allowance and three weeks annual paid vacation.

     In addition, Mr. Drinkwater was granted options to purchase 1,200,000 shares of the Company's common stock priced at fair market value of the Company's common stock on the date of grant. The options shall vest over a three-year period, with 600,000 vesting upon the date of grant and the remaining 600,000 vesting in equal installments on each of the second and third anniversaries of the date of grant. The CEO Employment Agreement also calls for the Company to pay to Mr. Drinkwater, at its sole discretion, an incentive bonus based upon achievement of Operating Profit Results as defined in Exhibit A of the aforementioned Agreement. Mr. Drinkwater will also receive accelerated vesting of all stock options if the targeted Operating Profit Results are achieved.

     Under the CEO Employment Agreement, if the Company terminates Mr. Drinkwater without cause (as defined in the CEO Employment Agreement), Mr. Drinkwater is entitled to receive a severance payment equal to his compensation for a twelve month period plus all accrued but unpaid salary and vacation time.


     Separation Agreements for Michael Meader and Klaus Moeller
     ----------------------------------------------------------

     On July 27, 2005, the Company announced a reorganization of its management team and announced that Michael Meader would resign as the Company's president and become a consultant to the Company and Klaus Moeller would resign as an executive of the Company, but will remain a director of the Company and consult for the Company. On July 29, 2005 the Company entered into severance and consulting arrangements with Michael Meader and Klaus Moeller.

     Under the terms of the Confidential Settlement Agreement and Mutual Release of Claims (the "Meader Severance Agreement"), the Company and Michael Meader ("Meader") agreed to the following:

     o    Meader resigned effective July 28, 2005 (the "Meader Resignation
          Date");


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     o    Meader will receive from the Company severance for 12 months totaling
          $217,250, subject to standard payroll deductions and withholdings and payable in accordance with the regular company payroll practice;

     o Meader will receive 209,000 additional vested stock options at fair market value on date of grant, pursuant to the 2004 Stock Incentive Plan, exercisable over a period of 5 years.

     o Meader retains any award of stock options previously vested and unvested as of the Meader Resignation Date. Unvested options shall vest as of the Meader Resignation Date.

     o Meader will have health insurance paid for by the Company for 12 months beginning at the conclusion of the Separation and Retention Agreement (the "Meader Consulting Agreement");

     o The Company will reimburse Meader for reasonable legal expenses in connection with the negotiation and execution of the Meader Severance Agreement in an amount not to exceed $3,000; and

     o    The parties agree to release each other of all claims.

     Under the Meader Consulting Agreement, Meader agreed to provide retention services to the Company as an employee in matters related only to the Company's music and/or catalog business for a period of 60 days starting on July 28, 2005 (the "Retention Period"). The Company can terminate the Retention Period early for "cause" as defined in the Meader Consulting Agreement. During the Retention Period, Meader will receive $18,104.16 per month in consulting fees, payable in accordance with the Company's regular payroll practice. In addition, Meader will receive as additional compensation, a commission of 2% of all sales of music by the Company during the Third Quarter of the current fiscal year.

     Under the terms of the Confidential Settlement Agreement and Mutual Release of Claims (the "Moeller Severance Agreement"), the Company and Klaus Moeller ("Moeller") agreed to the following:

     o    Moeller resigned effective July 28, 2005 (the "Moeller Resignation
          Date");

     o Moeller will receive from the Company severance for 12 months totaling $244,750, subject to standard payroll deductions and withholdings and payable in accordance with the regular company payroll practice;

     o Moeller will receive 261,000 additional vested stock options at fair market value on date of grant, pursuant to the 2004 Stock Incentive Plan, exercisable over a period of 5 years.


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     o    Moeller retains any award of stock options previously vested and unvested as of the Moeller Resignation Date. Unvested options shall vest as of the Moeller Resignation Date.

     o Moeller will have health insurance paid for by the Company for 12 months beginning at the conclusion of the Separation and Retention Agreement (the "Moeller Consulting Agreement");

     o The Company will reimburse Moeller for reasonable legal expenses in connection with the negotiation and execution of the Moeller Severance Agreement in an amount not to exceed $3,000; and

     o    The parties agree to release each other of all claims.

     Under the Moeller Consulting Agreement, Moeller agreed to provide consulting services to the Company, as an independent contractor, in any area for which he is qualified by virtue of his education, experience and training upon request by a duly authorized officer of the Company. The consulting relationship shall start on July 29, 2005, and continue for a minimum of four months, and thereafter terminable by either party on sixty (60) days written notice (the "Consulting Period"). The Company's obligation to pay Moeller any further consulting fees shall cease upon termination of the Consulting Period.

     During the Consulting Period, Moeller will receive $8,500.00 per month in consulting fees, which shall be paid every six months. In addition, Moeller will receive a fully vested stock option grant for 150,000 shares at fair market value on date of grant, pursuant to the 2004 Stock Incentive Plan

     The definitive agreements described above are furnished as exhibits to this Report and incorporated by reference herein. The preceding descriptions of these agreements is summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     EXHIBIT   DESCRIPTION
     -------   -----------

     99.1 Employment Agreement, dated July 26, 2005, between Genius Products, Inc. and Trevor Drinkwater.

     99.2 Confidential Settlement Agreement and Mutual Release of Claims, dated July 29, 2005, between Genius Products, Inc. and Mike Meader.

     99.3 Separation and Retention Agreement, dated July 29, 2005, between Genius Products, Inc. and Mike Meader.

     99.4 Confidential Settlement Agreement and Mutual Release of Claims, dated July 29, 2005, between Genius Products, Inc. and Klaus Moeller.

     99.5 Separation and Consulting Agreement, dated July 29, 2005, between Genius Products, Inc. and Klaus Moeller.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENIUS PRODUCTS, INC.


Date:  August 8, 2005                      By:  /s/ Trevor Drinkwater
                                              ---------------------------------
                                              Trevor Drinkwater
                                              Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION
-------        -----------

99.1 Employment Agreement, dated July 26, 2005, between Genius Products, Inc. and Trevor Drinkwater.

99.2 Confidential Settlement Agreement and Mutual Release of Claims, dated July 29, 2005, between Genius Products, Inc. and Mike Meader.

99.3 Separation and Retention Agreement, dated July 29, 2005, between Genius Products, Inc. and Mike Meader.

99.4 Confidential Settlement Agreement and Mutual Release of Claims, dated July 29, 2005, between Genius Products, Inc. and Klaus Moeller.

99.5 Separation and Consulting Agreement, dated July 29, 2005, between Genius Products, Inc. and Klaus Moeller.




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